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                                                                   EXHIBIT 10.16


                    SIXTH SUPPLEMENT TO 1993 NOTE AGREEMENT

         This Sixth Supplement to 1993 Note Agreement (the "Sixth Supplement") is made and entered into as of the 30th day of December, 1997, by and between Cash America International, Inc. (the "Company") and Teachers Insurance and Annuity Association of America ("Teachers").

                                    RECITALS

         WHEREAS, the parties hereto have entered into a Note Agreement dated as of May 6, 1993, pursuant to which the Company issued and Teachers purchased $30,000,000 aggregate principal amount of the Company's 8.33% Senior Notes Due May 1, 2003, and the parties have amended said Note Agreement by entering into a First Supplement to Note Agreement dated as of September 20, 1994, a Second Supplement to Note Agreement dated as of May 12, 1995, a Third Supplement to Note Agreement dated as of July 7, 1995, a Fourth Supplement to 1993 Note Agreement dated as of November 10, 1995, and a Fifth Supplement to 1993 Note Agreement dated as of December 30, 1996 (said Note Agreement, as amended, being referred to hereafter as the "Note Agreement"); and

         WHEREAS, the Company and Teachers desire to amend certain provisions of the Note Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Teachers hereby agree as follows:

         1. Amendment to Section 2.01 of the Note Agreement. Section 2.01 of the Note Agreement is hereby amended to add the following defined term used in the Note Agreement:

            "Harvey & Thompson Indebtedness" means the indebtedness of Harvey & Thompson Limited for borrowed money in an aggregate amount not to exceed 5,000,000 pounds sterling incurred under and pursuant to that certain Loan Agreement dated August 26, 1993 between Harvey & Thompson Limited and Barclays Bank PLC as extended by the renewal agreement dated February 10, 1995.

         2. Amendment to Section 9.08 of the Note Agreement. Paragraph (b)(10) of Section 9.08 of the Note Agreement is hereby amended to read in its entirety as follows:

            (10) (A) in the case of Pantbelaning, the Pantbelaning Indebtedness,
            (B) in the case of Pantbelaning, Thomas Hjelm, and the Thomas Hjelm Affiliates, Indebtedness for Money Borrowed (not to exceed SEK 55,000,000 in the aggregate at any time outstanding) incurred after the date hereof pursuant to a credit facility to be extended by one or more banks, but only if no Default shall be in existence at the time of the incurrence of such indebtedness, and (C) in the case of Harvey & Thompson Limited, the Harvey & Thompson Indebtedness plus additional Indebtedness for Money Borrowed (not to exceed 5,000,000 pounds sterling in the aggregate at any time outstanding) incurred after the date hereof pursuant to a credit facility


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            to be extended by one or more banks, but only if no Default shall be in existence at the time of the incurrence of such indebtedness; provided that the Indebtedness for Money Borrowed described in clauses (A), (B) and (C) described above may be extended, renewed or refinanced so long as there is no increase in principal amount of such Indebtedness for Money Borrowed and so long as no Default shall be in existence or shall occur upon such extension, renewal or refinancing; and

         3. Amendment to Section 9.18 of the Note Agreement. Section 9.18 of the Note Agreement is hereby amended to read in its entirety as follows:

               SECTION 9.18. Lines of Business. The Company will not, and will not permit any Subsidiary to, engage in any business other than (i) the pawnshop business, (ii) the business of cashing checks and conducting related cash dispensing transactions, (iii) the business of offering tires and wheels on a rent-to-own or comparable basis and performing ancillary automobile-related services, and (iv) activities related to the above.

         4. Definitions. All capitalized terms used herein and not otherwise specifically defined shall have the respective meanings set forth in the Note Agreement.

         5. Ratification of Note Agreement. Except as specified hereinabove, all other terms of the Note Agreement shall remain unchanged and are hereby ratified and confirmed. All references to "this Agreement" or "the Agreement" appearing in the Note Agreement, and all references to the Note Agreement appearing in any other instrument or document, shall be deemed to refer to the Note Agreement as supplemented and amended by this Sixth Supplement.

         6. Counterparts. This Sixth Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

         By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OF OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION, CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC., CASH AMERICA OF MISSOURI, INC., VINCENT'S JEWELERS AND LOAN, INC., MR. PAYROLL CORPORATION, CASH AMERICA, INC. OF UTAH and CASH AMERICA FRANCHISING, INC. as Guarantors, do each acknowledge and approve the Note Agreement, as amended by this Sixth Supplement, and the other Loan Documents, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors.



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         IN WITNESS WHEREOF, the undersigned have executed this Sixth Supplement to 1993 Note Agreement as of the date first written above.

                             CASH AMERICA INTERNATIONAL, INC.



                             By:      /s/ THOMAS A. BESSANT, JR.
                                 -------------------------------------
                                 Thomas A. Bessant, Jr., Senior Vice President




                             TEACHERS INSURANCE AND ANNUITY
                             ASSOCIATION OF AMERICA



                             By:   /s/ DIANE HOM
                                 ------------------------------------
                             Name:     Diane Hom
                                    ---------------------------------
                             Title:    Director-Private Placements
                                    ---------------------------------



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                                   GUARANTORS

                  CASH AMERICA, INC. OF SOUTH CAROLINA

                  FLORIDA CASH AMERICA, INC.

                  GEORGIA CASH AMERICA, INC.

                  CASH AMERICA, INC. OF LOUISIANA

                  CASH AMERICA, INC. OF NORTH CAROLINA

                  CASH AMERICA, INC. OF TENNESSEE

                  CASH AMERICA, INC. OF OKLAHOMA

                  CASH AMERICA, INC. OF KENTUCKY

                  CASH AMERICA PAWN, INC. OF OHIO

                  CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

                  CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

                  CASH AMERICA HOLDING, INC.

                  EXPRESS CASH INTERNATIONAL CORPORATION

                  CASH AMERICA, INC. OF ALABAMA

                  CASH AMERICA, INC. OF COLORADO

                  CASH AMERICA, INC. OF INDIANA

                  CASH AMERICA, INC.

                  CASH AMERICA OF MISSOURI, INC.

                  VINCENT'S JEWELERS AND LOAN, INC.

                  MR. PAYROLL CORPORATION

                  CASH AMERICA, INC. OF UTAH

                  CASH AMERICA FRANCHISING, INC.



                  By:  /s/ THOMAS A. BESSANT, JR.
                       ---------------------------------------
                       Thomas A. Bessant, Jr., Vice President for All


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